                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               CNB CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                                     N/A
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

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    (4) Date filed:

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

                                CNB CORPORATION
                             303 North Main Street
                           Cheboygan, Michigan 49721

                                PROXY STATEMENT
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997

         This Proxy Statement and the enclosed Proxy are furnished in connection with the solicitation of proxies by the Board of Directors of CNB Corporation (the "Corporation"), a Michigan bank holding company whose sole subsidiary is Citizens National Bank of Cheboygan (the "Bank"), to be voted at the Annual Meeting of Shareholders of the Corporation to be held on May 20, 1997, at 5:30 p.m., at the Knights of Columbus Hall, 9840 South Straits Highway, Cheboygan, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.


                             VOTING AT THE MEETING

         This Proxy Statement has been mailed on or about April 18, 1997, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on March 21, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

         The Corporation's only class of outstanding stock is its common stock, par value $2.50 per share. There are presently 930,772 shares of common stock of the Corporation outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

         If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Annual Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all of the nominees named in this Proxy Statement and for the proposal to amend the Corporation's Articles of Incorporation to increase its authorized common stock as set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting or any adjournment thereof.

         A Proxy may be revoked before exercise by notifying the Secretary of the Corporation in writing, or by submitting a Proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed Proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.

                             ELECTION OF DIRECTORS

         The Bylaws of the Corporation provide for a Board of Directors consisting of a minimum of one and a maximum of seventeen members. The Bylaws also provide that at each annual meeting, the shareholders shall elect directors to hold office until the succeeding annual meeting. A director shall hold office for the term for which he or she is elected and until his or her successor is elected and qualified. Directors must be shareholders.

         Nine persons have been nominated for election to the Board, each to serve one year expiring at the 1998 Annual Meeting of Shareholders. The Board has nominated Robert E. Churchill, James C. Conboy, Jr., Kathleen M. Darrow, Thomas J. Ellenberger, Thomas J. Fisher, Vincent J. Hillesheim, John L. Ormsbee, Francis J. VanAntwerp, Jr. and John P. Ward. All of the nominees are incumbent directors previously elected by the Corporation's shareholders.

         Unless otherwise directed by a shareholder's Proxy, the persons named as proxy holders in the accompanying Proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed Proxy will be voted for such substitute nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. Shares not voted at the meeting, whether by abstention, broker non-vote, or otherwise, will not be treated as votes cast at the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.


                      INFORMATION ABOUT DIRECTOR NOMINEES

         The following table sets forth certain information regarding each nominee, including name, age, principal occupation for the past five years, other directorships with publicly-owned companies or with public institutions, and term of service as a director of the Corporation. The information set forth in the table is based in part on information provided by each nominee.

                                                                                            HAS SERVED
                                                                                          AS A DIRECTOR
          NAME AND AGE                            PRINCIPAL OCCUPATION                      SINCE (1)
-------------------------------------------------------------------------------------------------------
Robert E. Churchill, 56(3)        President and CEO of the Corporation and the Bank.           1983
                                  Chairman of the Economic Development Corporation of
                                  the County of Cheboygan.

James C. Conboy, Jr., 49(2)(3)    Attorney/Partner, Bodman, Longley & Dahling LLP.             1983
                                  Chairman of the Cheboygan Building Authority.

Kathleen M. Darrow, 54 (2)        Group Sales & Special Events Coordinator for the           1996 (4)
                                  Mackinac State Historic Parks; President/Co-owner of
                                  Darrow Bros. Excavating, Inc.

Thomas J. Ellenberger, 46(2)(3)   Part owner, Vice President and Secretary of Albert         1995 (4)
                                  Ellenberger Lumber Co. (retail lumber sales).

Thomas J. Fisher, 67 (2)(3)       Chairman of the Board of the Corporation and the             1993
                                  Bank.  President/Owner of North Country Homes
                                  Corporation (residential home builder/dealer).
                                  Director of the Inland Lakes Educational Foundation.

Vincent J. Hillesheim, 46(2)(3)   President of Crusoe's Rivertown Motors, Inc., d/b/a          1994
                                  Anchor In Marina; President of Lincoln Bridge Plaza,
                                  Inc. (commercial property leases).  Director and
                                  treasurer of the Cheboygan County Building
                                  Authority.

John L. Ormsbee, 58 (2)           Sole proprietor of Jack's Sales (auctioneering               1980
                                  services, logging, and Christmas tree sales) and
                                  Onaway Discount (retail sales).

Francis J. VanAntwerp, Jr.,       President/Owner, Durocher Dock & Dredge, Inc.                1990
52 (2)                            (marine construction); President/Owner of Salvor,
                                  Ltd. (real estate and equipment leasing).

John P. Ward, 60                  Senior Vice President and Secretary of the                   1994
                                  Corporation, and Senior Vice President and Cashier
                                  of the Bank. Trustee of CMH Health Care, Inc. and
                                  Community Memorial Hospital.  Director of the
                                  Cheboygan Downtown Development Authority.

(1) Any service as a director prior to 1985, the year the Corporation was formed, would have been as a director of the Bank. Since 1985, all directors of the Corporation also have been directors of the Bank.
(2)      Member of the Audit Committee.
(3)      Member of the Compensation Committee.
(4) Service as a director prior to May, 1996 was as a director of the Bank.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation established an Audit Committee on March 27, 1997. Prior to such date, the functions of the Corporation's Audit Committee were performed by the Bank's Audit Committee, which has now been disbanded. The Corporation's Audit Committee is comprised of directors Conboy, Darrow, Ellenberger, Fisher, Hillesheim, Ormsbee and VanAntwerp. The members of the Corporation's Audit Committee had been the members of the Bank's Audit Committee. Six meetings of the Bank's Audit Committee were held during 1996. This Committee is responsible for the recommendation of the independent accounting firm to be engaged for the external audit, directing and supervising investigations into matters relating to audit functions, reviewing with independent auditors the plan and results of the external audit, the establishment and continued supervision of internal auditing procedures, reviewing the degree of independence of the auditors, and reviewing the adequacy of internal accounting controls.

         The Board of Directors of the Bank established a Compensation Committee on July 11, 1996. The Bank's Compensation Committee, comprised of directors Churchill, Conboy, Ellenberger, Fisher and Hillesheim, met once during 1996. This Committee reviews and makes recommendations to the Board relating to remuneration, including benefit plans, to be paid to the directors and officers of the Corporation and the Bank.

         All directors of the Corporation also serve as the Board of Directors of the Bank. The Board of Directors of the Corporation held a total of six meetings during 1996, including the organizational meeting and one special meeting. The Board of Directors of the Bank held a total of twenty-six meetings during 1996, including the organizational meeting and one special meeting. All directors attended 75% or more of the aggregate number of meetings of the two Boards and the Committees on which they served during the year, except for Mr. Conboy who attended 74% and Mr. VanAntwerp who attended 63%. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.


                           COMPENSATION OF DIRECTORS

         Directors initially elected prior to January 1, 1994 participate in a deferred compensation plan in lieu of current payment of director fees. The plan was adopted by the Bank in 1985 and in 1993 participation in the plan was closed to directors initially elected after January 1, 1994. The plan provides for retirement and death benefits to be paid to the participating directors by the Bank over a minimum of fifteen years. The Bank is the owner and beneficiary of life insurance policies which are structured to fund the Bank's obligations under the terms of the plan.

         During 1996, directors participating in the deferred compensation plan received a deferred annual retainer of $4,000 for service on the Board of Directors of the Corporation and the Bank. Directors not eligible to participate in the deferred compensation plan received a quarterly retainer of $1,500 for service on the two Boards. The chairman of the board received an additional quarterly retainer of $200. Directors are not compensated for attendance at Board or Committee meetings, but are reimbursed for travel expenses for meetings attended.


                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED STOCK

         The Corporation's Board of Directors has proposed that Article III of the Corporation's Articles of Incorporation ("Articles") be amended to increase the total authorized common stock, $2.50 par value of the Corporation to 2,000,000 shares. Article III of the Corporation's Articles currently provides for authorized capital stock consisting of 1,000,000 shares of common stock, $2.50 par value. No preferred stock is presently authorized or outstanding. As of March 21, 1997, there were 930,772 shares of common stock issued and outstanding, and 50,000 shares of common stock were reserved for issuance under the Corporation's 1996 Stock Option Plan.

         The proposed amendment would increase the Corporation's authorized common stock, $2.50 par value from 1,000,000 to 2,000,000 shares. All of the additional shares resulting from the increase in the Corporation's authorized common stock would be of the same class with the same dividend, voting and liquidation rights as the shares of common stock presently outstanding. No further authorization for issuance of common shares by shareholder vote is required under the Corporation's Articles and none would be required prior to the issuance of the additional common shares by the Corporation. Shareholders have no preemptive rights under the Articles to acquire any shares issued by the Corporation, and shareholders would not acquire any such rights with respect to any additional shares that may be issued if the proposed amendment to the Articles is adopted. Issuance of common stock otherwise than on a pro rata basis to all current shareholders would reduce the current shareholders' proportionate ownership interests in the Corporation.

         The Board of Directors believes that the authorization of an additional 1,000,000 shares of common stock would provide increased flexibility for future growth and provide the opportunity for enhanced marketability of the Corporation's stock. The Board further believes that it is advisable to have the additional shares of common stock authorized at this time in order to make the shares available for possible future stock splits or stock dividends, and also to enable the Corporation, as the need may arise, to take prompt advantage of market conditions and the availability of favorable opportunities for future equity financing, investment opportunities, acquisitions of other banks, bank holding companies or other companies, or to accomplish other proper corporate purposes, without the delay and expense incident to the holding of a special meeting of the shareholders of the Corporation for such purpose at a future date.

         The increase in authorized common stock would also enhance the ability of the Board of Directors to provide for the reservation of additional shares for potential issuance under the Corporation's 1996 Stock Option Plan or other stock plans as a means of retaining key personnel and attracting new personnel. It is also possible that the additional shares of common stock could be utilized by the Corporation as part of a defensive strategy to counter any hostile takeover attempts.

The additional shares could be utilized to render it more difficult for a person seeking to effect a merger or otherwise gain control of the Corporation, which could adversely affect the potential realizable value of the existing shareholders' investment.

         The Board of Directors will determine whether and on what terms the issuance of shares of common stock may be warranted and appropriate. Subject to shareholder approval of the proposed increase in authorized common stock, the Board of Directors has declared a 5% stock dividend with the record date and the payable date for such dividend to be determined by the Board at its first regularly scheduled meeting following the Annual Meeting of Shareholders. Other than the proposed stock dividend, the Corporation presently has no plan, understanding or agreement with respect to the issuance of any of the additional shares of common stock or series preferred stock.

         The affirmative vote of the majority of the outstanding shares of common stock, in person or by proxy, on the proposed amendment to Article III is required for approval.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK.


                       COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation received by the Corporation's President and Chief Executive Officer, who is the only executive officer whose annual compensation exceeded $100,000, for each of the two years ended December 31, 1996.

                                                                    ANNUAL COMPENSATION
                                                    -----------------------------------------------------
  NAME AND PRINCIPAL                                                                         OTHER ANNUAL
       POSITION                YEAR                  SALARY                BONUS             COMPENSATION
---------------------------------------------------------------------------------------------------------
 Robert E. Churchill           1996                 $129,000 (1)         $52,477              $6,318 (2)
 President and CEO
                               1995                 $114,000 (1)         $47,537              $5,860 (3)

(1) Includes director fees of $4,000
(2) Includes employer's matching contribution of $5,176 under 401(k) plan.
(3) Includes employer's matching contribution of $4,249 under 401(k) plan..

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the options granted under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 1996.

                                               INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------
                                               PERCENT OF TOTAL
                            NUMBER OF         OPTIONS GRANTED TO
                         SHARES UNDERLYING    EMPLOYEES IN FISCAL   EXERCISE PRICE PER
         NAME             OPTIONS GRANTED            YEAR                  SHARE            EXPIRATION DATE
-----------------------------------------------------------------------------------------------------------
 Robert E. Churchill           3,000                   24%                  $32.00            07/11/2006


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth the options exercised under the CNB Corporation 1996 Stock Option Plan during the fiscal year ended December 31, 1996 and the value of unexercised options as of such date.


                                                      NUMBER OF SECURITIES                 VALUE OF
                                                 UNDERLYING UNEXERCISED OPTIONS    UNEXERCISED IN-THE-MONEY
                                                       AT FISCAL YEAR END         OPTIONS AT FISCAL YEAR END
                          SHARES                 ------------------------------   ---------------------------
                       ACQUIRED ON      VALUE
         NAME            EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------
 Robert E. Churchill      N/A        N/A                           3,000                           $96,000


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain of the directors and officers of the Corporation have had and are expected to have in the future, transactions with the Bank, or have been directors or officers of corporations, or members of partnerships, or sole proprietors of businesses which have had and are expected to have in the future, transactions with the Bank. In the opinion of management, all such transactions with officers and directors and with such related businesses are made in the ordinary course of business and substantially on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and these transactions do not involve more than normal risk of collectibility or present other unfavorable features.

         The following table sets forth loan transactions in excess of $60,000 between the Bank and directors, executive officers, and their related interests during the fiscal year ended December 31, 1996.

                                                                                     HIGHEST
                                 TYPE OF                                             BALANCE       YEAR-END
          NAME                 TRANSACTION           TERM      RATE OF INTEREST    OUTSTANDING      BALANCE
-----------------------------------------------------------------------------------------------------------
 Robert E. Churchill    Residential Mortgage      15 Years     7.00% Fixed            $ 75,000    $ 72,561
-----------------------------------------------------------------------------------------------------------
                                                               1 Yr. Treasury
 James C. Conboy, Jr.   Residential Mortgage      30 Years     Bill + 3.25%           $123,767    $117,349
-----------------------------------------------------------------------------------------------------------
                                                               3 Yr. Treasury
 John P. Ward           Residential Mortgage      30 Years     Bill + 3.75%           $125,000    $123,810
-----------------------------------------------------------------------------------------------------------
 Darrow Bros.           Line of Credit            1 Year       Prime + 1.50%          $ 10,000    $      0
 Excavating, Inc.(1)    Equipment Loan            56 Months    Prime + 1.50%          $110,066    $ 85,220
-----------------------------------------------------------------------------------------------------------
 North Country Homes    Line of Credit            1 Year       Prime + 1.00%          $536,041    $      0
 Corporation(2)         Line of Credit            90 Days      Prime + 1.00%          $ 40,060    $      0
-----------------------------------------------------------------------------------------------------------
 Lincoln Bridge Plaza,                            3 Year       CNB Base +
 Inc.(3)                Commercial Mortgage       Balloon      1.50%                  $484,678    $471,318
-----------------------------------------------------------------------------------------------------------
                        Secured Installment                    CNB Base +
 Great Lakes            Loan                      27 Months    1.50%                  $  6,950    $  3,962
 Accounting & Tax                                              CNB Base +
 Service, Inc.(3)       Secured Term Loan          4 Months    1.50%                  $  3,560    $  3,560
-----------------------------------------------------------------------------------------------------------
                        Equipment Loan             5 Years     Prime + 1.75%          $515,630    $445,306
 Durocher Dock &        Line of Credit            10 Months    Prime + 1.75%          $250,000    $237,499
 Dredge, Inc.(4)        Line of Credit             4 Months    Prime + 1.50%          $100,060    $      0
-----------------------------------------------------------------------------------------------------------
                        Equipment Loan            2 Years      Prime + 1.75%          $ 33,271    $ 22,899
 Salvor, Ltd.(4)        Commercial Mortgage       5 Years      9.75% Fixed            $ 52,000    $ 51,106
-----------------------------------------------------------------------------------------------------------

(1)      Director Darrow is President/Co-Owner of Darrow Bros. Excavating, Inc.
(2)      Director Fisher is President/Owner of North Country Homes Corporation.
(3) Director Hillesheim is President of Lincoln Bridge Plaza, Inc. and Vice President and Director of Great Lakes Accounting & Tax Service, Inc.
(4) Director Van Antwerp is President/Owner of Durocher Dock & Dredge, Inc. and President/Owner of Salvor, Ltd.

         Director Conboy serves as general legal counsel for the Corporation and the Bank on a fee for service basis.

                           OWNERSHIP OF COMMON STOCK

         The following table sets forth certain information as of March 21, 1997 with respect to those persons known by the Corporation to be the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock.

                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)


                               SOLE VOTING           SHARED VOTING              TOTAL
    NAME AND ADDRESS OF      AND DISPOSITIVE         OR DISPOSITIVE           BENEFICIAL         PERCENT OF
     BENEFICIAL OWNER             POWER                 POWER(2)              OWNERSHIP            CLASS
-----------------------------------------------------------------------------------------------------------
 Thomas A. Ellenberger
 P.O. Box 190
 Onaway, MI 49765                   1,326                    56,214            57,540              6.19%

 Dessie M. Ormsbee
 P.O. Box 5157
 Cheboygan, MI 49721               27,820                    27,820            55,640              5.97%
-----------------------------------------------------------------------------------------------------------


(1) The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

         The following table sets forth certain information as of March 21, 1997, as to the common stock of the Corporation owned beneficially by each director, the executive named in the Summary Compensation Table above, and by all directors and executive officers of the Corporation as a group.

                                                AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                ---------------------------------------------------------------------------

                                  SOLE VOTING           SHARED VOTING             TOTAL
           NAME OF              AND DISPOSITIVE         OR DISPOSITIVE          BENEFICIAL       PERCENT OF
      BENEFICIAL OWNER               POWER                 POWER(2)             OWNERSHIP           CLASS
-----------------------------------------------------------------------------------------------------------
 Robert E. Churchill                                           10,610               10,610          1.14%

 James C. Conboy, Jr.                    596                    4,871                5,467            *

 Kathleen M. Darrow                                             1,075                1,075            *

 Thomas J. Ellenberger                   885                    2,194                3,079

 Thomas J. Fisher                      4,200                    1,300                5,500            *

 Vincent J. Hillesheim                                          1,095                1,095            *

 John L. Ormsbee                      10,248                   10,248               20,496          2.20%

 Francis J. VanAntwerp, Jr.              228                    5,220                5,448            *

 John P. Ward                                                   3,132                3,132            *

 All directors and
 officers as a group                  16,157                   42,668               58,825          6.32%
-----------------------------------------------------------------------------------------------------------


*Less than 1%.

(1) The numbers of shares stated include shares personally owned of record by that person and shares which, under applicable regulations, are considered to be otherwise beneficially owned by that person. Under these regulations, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power or dispositive power with respect to the security. Voting power includes the power to vote or direct the voting of the security. Dispositive power includes the power to dispose or direct the disposition of the security. A person will also be considered the beneficial owner of a security if the person has a right to acquire beneficial ownership of the security within sixty days.

(2) These numbers include shares over which the listed person is legally entitled to share voting or dispositive power by reason of joint ownership, trust, or other contract or property right, and shares held by spouses and children over whom the listed person may have substantial influence by reason of relationship.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Crowe, Chizek and Company, LLP examined and certified the financial statements of the Corporation and the Bank for the year ended December 31, 1996. Crowe, Chizek and

Company, LLP have been the independent public accountants of the Bank since 1980 and for the Corporation since its formation in 1985. Pursuant to the recommendation of the Audit Committee, the Board of Directors has reappointed Crowe, Chizek and Company, LLP as the independent public accountants of the Corporation and the Bank for the year ending December 31, 1997. A representative of Crowe, Chizek and Company, LLP is not expected to be at the Annual Meeting of Shareholders.


                             SHAREHOLDER PROPOSALS

         Any shareholder proposal to be considered by the Corporation for inclusion in the 1998 Annual Meeting of Shareholders proxy materials must comply with Rule 14a-8 under the Securities Exchange Act of 1934 and be received by the Corporation no later than December 15, 1997.


                                 OTHER BUSINESS

         The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, or any adjournment thereof, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the Proxy. The cost of soliciting proxies will be borne by the Corporation.
In addition to solicitation by mail, officers and other employees of the Corporation and the Bank may solicit proxies by telephone or in person, without compensation other than their regular compensation.

         The Annual Report of the Corporation for 1996 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting.

         Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


                                        By order of the Board of Directors


                                        JOHN P. WARD, Secretary


Dated:   April 18, 1997

                                CNB CORPORATION

                             303 North Main Street
                           Cheboygan, Michigan 49721

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Thomas J. Ellenberger, Vincent J. Hillesheim, and John L. Ormsbee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CNB Corporation held of record by the undersigned on March 21, 1997, at the Annual Meeting of Shareholders to be held May 20, 1997, and at any adjournment thereof.

1.  In the election of nine directors to be elected for terms expiring in 1998:

[  ] FOR all nominees listed below   [  ]  WITHHOLD AUTHORITY to vote for all
     (except as marked to the              nominees listed below
     contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


 Robert E. Churchill      Thomas J. Ellenberger       John L. Ormsbee

 James C. Conboy, Jr.     Thomas J. Fisher            Francis J. VanAntwerp, Jr.

 Kathleen M. Darrow       Vincent J. Hillesheim       John P. Ward


2.  Proposal to amend Articles of Incorporation to Increase Authorized Stock:

         [  ]   FOR           [  ]   AGAINST            [  ]   ABSTAIN

                          COMPLETE AND SIGN ON REVERSE

         The undersigned shareholder instructs the Proxies to vote as specified in this Proxy on the matters described in the Proxy Statement dated April 18, 1997. This Proxy, when properly executed, will be voted by the Proxies in the manner directed herein by the undersigned shareholder. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. BY EXECUTION OF THIS PROXY, THE UNDERSIGNED SHAREHOLDER CONFERS UPON THE ABOVE-APPOINTED PROXIES THE DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, AND REVOKES ANY PRIOR PROXIES.

         The undersigned shareholder acknowledges receipt of the 1996 Annual Report to Shareholders, and the Notice of Meeting and Proxy Statement, both dated April 18, 1997.

         The giving of this Proxy does not affect the right of the undersigned shareholder to vote in person should the undersigned shareholder attend the annual meeting. This Proxy may be revoked at any time before it is voted.

         Each shareholder must sign exactly as his/her name appears below. For shares held jointly, each joint owner must sign. If signing as attorney, executor, trustee or in some other representative capacity, sign name and give full title. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized person. Brokers executing proxies should indicate in the space below the number of shares with respect to which authority is conferred by this Proxy if less than all shares held by such brokers as nominees are to be voted.

         The _________ shares represented by this Proxy are registered on our books as follows:





Date:____________, 1997                    ____________________________________
                                           Signature

Brokers-Number of Shares ___________       ____________________________________
                                           Signature

                                           ____________________________________
                                           Signature

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.